OVERLAND EXPRESS FUNDS, INC.

                               Overland Sweep Fund

                        Supplement dated January 28, 1997
            to Statement of Additional Information dated May 1, 1996

         Add the following paragraph after the third paragraph under the heading "Distribution Plan":

    Wells Fargo Bank, an interested person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a Selling Agent for the Fund pursuant to a Selling Group Agreement with Stephens authorized pursuant to the Plan. As a Selling Agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors believes that it is reasonably likely that the Plan benefits the Fund and its shareholders because the Plan authorizes the relationship with Wells Fargo Bank that has previously developed distribution channels and relationships with the types of business and corporate customers that the Fund is designed to serve. These relationships and distribution channels are believed by the Board to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.